Supplement No. 1 dated October 1, 1999
                                       to
              Statement of Additional Information dated May 1, 1999
                                       for
                     State Street Research Investment Trust
            a series of State Street Research Master Investment Trust



Purchase and Redemption of Shares

         The following is hereby added at page 34 of the Statement of Additional Information as the final paragraph under the caption "Purchase and Redemption of Shares":

                  "Special Offering Period. During a Special Offering Period commencing October 1, 1999 through December 31, 1999, the minimum initial investment for accounts opened by persons eligible to receive the Alaska Permanent Fund Dividend is reduced to $1,000. This Special Offering is subject to related administrative policies established by the Distributor. The Fund reserves the right to accept any such new investments or suspend such sale of shares or otherwise modify or extend the above terms at any time without further notice or supplement to this Statement of Additional Information."